EXHIBIT 99.1

Monroe Bancorp Reports Year-to-Date Net Income of $4,188,000 or $0.673 Earnings Per Share (Diluted) Through the Third Quarter of 2008

BLOOMINGTON, Ind., Oct. 21, 2008 (GLOBE NEWSWIRE) -- Monroe Bancorp (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $4,188,000 or $0.673 per diluted common share, for the nine month period ending September 30, 2008, compared to $6,200,000 or $0.977 per diluted common share for the same period in 2007. This represents a 32.5 percent decrease in net income and a 31.1 percent decrease in diluted earnings per share. Return on average assets (ROAA) and return on average equity (ROAE) for the first nine months of 2008 were 0.71 percent and 10.01 percent, respectively, compared to 1.11 percent and 15.80 percent respectively for the first nine months of 2007.

The year over year decline in net income was almost entirely the result of asset quality related factors which affected the provision for loan losses. The provision for loan losses for the nine month period ending September 30, 2008 totaled $4,730,000, a $3,845,000 increase over the $885,000 provision made during the same period of 2007. The ratio of the allowance for loan losses to total loans increased to 1.52 percent at September 30, 2008 compared to 1.14 percent at December 31, 2007. Topics related to asset quality are discussed in more detail in the section titled Asset Quality.

Net income for the third quarter of 2008 was $735,000 or $0.118 per diluted common share, compared to $1,998,000 or $0.319 per diluted common share for the third quarter of 2007 and $1,860,000 or $0.299 per diluted common share for the second quarter of 2008.

"Obviously, I am not pleased with the impact that asset quality issues are having on the Company's earnings. At the same time, I take some satisfaction from the fact that we have continued to post net income and maintain strong capital ratios during a time that has been very difficult for our industry," said Mark D. Bradford, President and Chief Executive Officer.

Financial Performance

Net interest income before the provision for loan losses increased $323,000 or 1.9 percent to $17,611,000 for the nine months ended September 30, 2008 compared to $17,288,000 for the same period in 2007. The tax-equivalent net interest margin as a percentage of average earning assets for the first nine months of 2008 was 3.33 percent, compared to 3.40 percent for the first nine months of 2007. A reconciliation of the non-GAAP tax-equivalent net interest margin to the GAAP net interest margin is provided in a table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary.

Net interest income before the provision for loan losses increased by $276,000 or 4.8 percent to $5,980,000 for the three months ended September 30, 2008 compared to $5,704,000 for the same period in 2007. The tax-equivalent net interest margin as a percentage of average earning assets for the quarter ended September 30, 2008 was 3.31 percent, compared to 3.31 percent for the quarter ended June 30, 2008 and 3.31 percent for the third quarter of 2007.

Noninterest income totaled $7,937,000 for the first nine months of 2008 compared to $7,783,000 for the same period of 2007. Excluding the effect of the Company's deferred compensation plan, discussed in the "Use of Non-GAAP Financial Information" section of this release, noninterest income totaled $8,393,000 for the first nine months of 2008 compared to $7,561,000 for the same period of 2007. The $832,000 or 11.0 percent increase over the same period of 2007 was primarily the result of a $745,000 increase in securities gains and a $195,000 increase in trust fees offsetting declines in a number of categories, including mortgage income and official check fee income. A reconciliation of the non-GAAP noninterest income and expense, adjusted to remove the effect of the Company's deferred compensation plan, is provided in a table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan," included at the end of the attached financial summary.

Noninterest income totaled $2,549,000 for the third quarter of 2008 compared to $2,651,000 for the same period of 2007. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $2,771,000 for the third quarter of 2008 compared to $2,594,000 for the same period of 2007, an increase of $177,000 or 6.8 percent. The increase in noninterest income was driven by a $208,000 increase in securities gains.

Noninterest expense totaled $15,830,000 for the first nine months of 2008 compared to $15,642,000 for the same period of 2007. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $16,210,000 for the first nine months of 2008, compared to $15,341,000 for the same period of 2007. The $869,000, or 5.7 percent increase is largely the result of increases in FDIC assessment expense ($292,000 or 572.5 percent), occupancy expense ($212,000 or 9.1 percent, largely related to the opening of three new full service banking centers), total compensation expense ($178,000 or 1.9 percent) and loan collection expense ($133,000 or 36.7 percent).

Noninterest expense was $5,069,000 for the three months ended September 30, 2008, compared to $5,283,000 for the same period of 2007. Noninterest expense, adjusted to remove the effect of the Company's deferred compensation plan, was $5,269,000 for the three months ended September 30, 2008, compared to $5,201,000 for the same period of 2007. The $68,000 or 1.3 percent increase in noninterest expense is largely the result of increased FDIC assessment expense, occupancy, marketing and loan collection expense. The Company had $140,000 of FDIC assessment expense in the third quarter of 2008 compared to $17,000 during the third quarter of 2007. The increased marketing and occupancy expenses were largely related to the opening of new banking centers.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $14,565,000 (1.78 percent of total assets) at September 30, 2008 compared to $16,472,000 (2.12 percent of total assets) at June 30, 2008 and $5,159,000 (0.68 percent of total assets) at September 30, 2007.

Net charge-offs for the third quarter of 2008 totaled $1,151,000 or 0.19 percent of total loans compared to $575,000 (0.10 percent of total loans) for the second quarter of 2008 and $686,000 (0.12 percent of total loans) for the third quarter of 2007.

Due to general economic conditions in the real estate markets, credit quality has been under pressure. The Bank maintains a "watch list" representing credits that require above average attention in order to mitigate the risk of default or loss. Over the periods noted below, the watch list consisted of the following:

 Watch List Data                   9/30/2008    6/30/2008    9/30/2007
 ---------------                   ---------    ---------    ---------
 Total Watch List ($)             34,531,000   27,911,000   20,900,000
 Number of Watch List Customers           43           42           40
 Total Watch List $ Greater than
  30 Days Past Due                15,821,000   16,129,000    5,441,000
 Total Watch List $ Secured
  by R/E                          31,886,000   24,929,000   17,910,000
 Total Watch List $ Secured
  by Non-R/E                       2,446,000    2,782,000    2,691,000
 Total Watch List $ Unsecured        199,000      200,000      299,000

The Watch List consists of credits having deficiencies that, if not corrected, could lead to the possibility of loss in either principal or interest. This risk of loss is mitigated by the nature and quality of collateral, if any, pledged to the loan. When impairment is identified, the collateral is evaluated to determine the likely realizable value and a reserve is placed against the loan or the loan is charged down to the likely realizable value. Real Estate values are generally determined based on objective valuations based on current market conditions.

As of September 30, 2008, 54.2 percent of the watch list exposure was less than thirty days past due, compared to 42.2 percent as of June 30, 2008 and 74.0 percent as of September 30, 2007. The largest areas of stress within the loan portfolio are loans for Residential Real Estate Development and loans secured by 1-4 Family Non-Owner Occupied Residential Properties. As of September 30, 2008, loans totaling $39,340,000 were secured by Residential Real Estate Development collateral with $13,966,000 of these loans being on the watch list of which $7,972,000 were more than thirty days past due. The majority ($34,214,000 or 87.0 percent) of the $39,340,000 of loans secured by Residential Real Estate Development collateral were originated in our Central Indiana region (greater Indianapolis). Of the $34,214,000 of loans originated in our Central Indiana region and secured by Residential Real Estate Development collateral, $13,945,000 of these loans were on the watch list (included in the $13,966,000 reported above), of which $7,956,000 were more than thirty days past due.

In addition, as of September 30, 2008, there were $56,382,000 of loans secured by 1-4 Family Non-Owner Occupied Residential Properties with $4,583,000 of these loans being on the watch list of which $1,839,000 were more than thirty days past due.

These two categories combined account for 53.7 percent of the watch list. Approximately 18.1 percent ($10,177,000) of the $56,382,000 of loans secured by 1-4 Family Non-Owner Occupied Residential Properties were originated in our Central Indiana region. Of the $10,177,000 of loans originated in our Central Indiana region and secured by 1-4 Family Non-Owner Occupied Properties, $4,071,000 of these loans were on the watch list (included in the $4,583,000 reported above), of which $1,617,000 were more than thirty days past due.

"We increased the ratio of our allowance for loan losses to total loans from 1.29 percent at the end of the second quarter to 1.52 percent at the end of the third quarter in response to general economic conditions affecting our loan portfolio. Problem asset resolution is our number one priority, and we are devoting a significant amount of time and effort to identifying and resolving asset quality issues," said Mr. Bradford.

Financial Condition

Total assets grew 8.5 percent from September 30, 2007, reaching $819,009,000 on September 30, 2008. Loans, including loans held for sale, totaled $616,226,000 on September 30, 2008, a 9.1 percent increase from total loans on September 30, 2007, which were $564,904,000. Deposits increased 11.1 percent to $679,421,000 at September 30, 2008 compared to $611,504,000 a year earlier.

Other News

The milestone achievement for the Company this quarter was the opening on Tuesday, September 2 of the new Noblesville Banking Center in Hamilton County. A series of brand building activities and traffic building promotions were held in August and September to meet the goals of initiating awareness for the Bank in this new market and to start developing core consumer relationships.

The Company introduced the CDARS -- Certificate of Deposit Account Registry Service -- program at Monroe Bank in September, which offers customers access to multi-million dollar FDIC insurance on their Certificate of Deposit balances up to $50 million per customer, when the customer enters into the CDARS Deposit Placement Agreement.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

See attachments for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan," included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                                    Quarters Ended
                 -----------------------------------------------------
                  Sep 2008   Jun 2008   Mar 2008   Dec 2007   Sep 2007
                 -----------------------------------------------------
   BALANCE SHEET *
 Cash and
  Interest-
  Earning
  Deposits       $  33,675  $  27,141  $  30,559  $  24,563  $  15,071
 Federal Funds
  Sold              26,593      1,654      2,565      1,077     10,149
 Securities         99,795    106,591    121,074    125,658    125,998
 Total Loans       616,226    602,369    581,956    584,831    564,904
  Loans Held for
   Sale              2,406      4,110      2,176      2,974      1,875
  Commercial &
   Industrial       97,373     99,141    100,378    104,611     98,596
  Real Estate:
    Commercial &
     Residential   368,363    355,393    333,725    332,664    309,952
    Construction
     & Vacant
       Land        103,459     99,694    102,428    101,011    109,951
    Home Equity     27,305     25,783     25,534     25,222     25,756
  Installment
   Loans            17,320     18,248     17,715     18,349     18,774
 Reserve for Loan
  Losses             9,397      7,748      7,273      6,654      6,147
 Bank Premises
  and Equipment     20,836     20,534     20,173     20,029     18,343
 Federal Home
  Loan Bank Stock    2,312      2,312      2,312      2,312      2,312
 Interest
  Receivable and
  Other Assets      28,969     25,351     25,420     26,264     24,156
    Total Assets $ 819,009  $ 778,204  $ 776,786  $ 778,080  $ 754,786

 Total Deposits  $ 679,421  $ 623,871  $ 637,230  $ 619,717  $ 611,504
   Noninterest
    Checking        88,264     79,548     76,716     81,542     77,874
   Interest
    Bearing
    Checking &
    NOW            125,407    129,422    122,987    131,295    133,233
   Regular
    Savings         16,844     17,876     18,710     17,712     17,636
   Money Market
    Savings        106,808    116,862    109,105     99,135     97,910
   CDs Less than
    $100,000       165,749    152,685    156,849    160,456    149,127
   CDs Greater
    than $100,000  175,906    127,163    152,473    128,602    134,683
   Other Time          443        315        390        975      1,041
 Total Borrowings   75,954     88,723     70,328     96,421     80,628
   Federal Funds
    Purchased           --     12,810      5,256     24,850         --
   Securities
    Sold Under
    Repurchase
    Agreement       46,569     46,390     45,717     43,195     52,167
   FHLB Advances    20,186     21,249      9,262     18,273     18,349
   Loans Sold
    Under
    Repurchase
    Agreement &
    Other Debt         951         26      1,845      1,855      1,864
   Subordinated
    Debentures -
    Trust
    Preferred        8,248      8,248      8,248      8,248      8,248
 Interest Payable
  and Other
  Liabilities        7,942      9,578     13,072      7,490      9,732
     Total
      Liabilities  763,317    722,172    720,630    723,628    701,864
 Shareholders'
  Equity            55,692     56,032     56,156     54,452     52,922
     Total
      Liabilities
      and
      Shareholders'
      Equity     $ 819,009  $ 778,204  $ 776,786  $ 778,080  $ 754,786

 Book Value Per
  Share          $    8.95  $    9.01  $    9.03  $    8.76  $    8.52
 End of Period
  Shares Issued
  and
  Outstanding    6,227,550  6,227,550  6,227,550  6,227,550  6,227,550
 Less: Unearned
  ESOP Shares        5,900      8,300     10,700     13,100     15,100
 End of Period
  Shares Used to
  Calculate Book
  Value          6,221,650  6,219,250  6,216,850  6,214,450  6,212,450

                                                       Years Ended
                                                  ---------------------
                                                   Dec 2007   Dec 2006
                                                  ---------------------
          BALANCE SHEET *
 Cash and Interest-Earning Deposits               $  24,563  $  27,743
 Federal Funds Sold                                   1,077      5,803
 Securities                                         125,658    120,250
 Total Loans                                        584,831    559,463
   Loans Held for Sale                                2,974      2,545
   Commercial & Industrial                          104,611     93,912
   Real Estate:
     Commercial & Residential                       332,664    320,789
     Construction & Vacant Land                     101,011     97,006
     Home Equity                                     25,222     26,515
   Installment Loans                                 18,349     18,696
 Reserve for Loan Losses                              6,654      6,144
 Bank Premises and Equipment                         20,029     15,411
 Federal Home Loan Bank Stock                         2,312      2,312
 Interest Receivable and Other Assets                26,264     23,355
     Total Assets                                 $ 778,080  $ 748,193

 Total Deposits                                   $ 619,717  $ 589,328
   Noninterest Checking                              81,542     79,783
   Interest Bearing Checking & NOW                  131,295    138,418
   Regular Savings                                   17,712     17,884
   Money Market Savings                              99,135    105,702
   CDs Less than $100,000                           160,456    122,037
   CDs Greater than $100,000                        128,602    112,401
   Other Time                                           975     13,103
 Total Borrowings                                    96,421     98,079
   Federal Funds Purchased                           24,850      2,075
   Securities Sold Under Repurchase Agreement        43,195     70,784
   FHLB Advances                                     18,273     19,430
   Loans Sold Under Repurchase Agreement &
    Other Debt                                        1,855      2,697
   Subordinated Debentures - Trust Preferred          8,248      3,093
 Interest Payable and Other Liabilities               7,490      7,281
   Total Liabilities                                723,628    694,688
 Shareholders' Equity                                54,452     53,505
   Total Liabilities and Shareholders' Equity     $ 778,080  $ 748,193

 Book Value Per Share                             $    8.76  $    8.24
 End of Period Shares Issued and Outstanding      6,227,550  6,515,342
 Less: Unearned ESOP Shares                          13,100     22,300
 End of Period Shares Used to Calculate
  Book Value                                      6,214,450  6,493,042

 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                                        Quarters Ended
                          --------------------------------------------
    INCOME STATEMENT      Sep 2008 Jun 2008 Mar 2008 Dec 2007 Sep 2007
                          --------------------------------------------
 Interest Income           $10,472  $10,366  $11,483  $12,141  $12,232
 Interest Expense            4,492    4,610    5,607    6,390    6,528
 Net Interest Income         5,980    5,756    5,876    5,751    5,704
 Loan Loss Provision         2,800    1,050      880    1,150      345
 Total Noninterest Income    2,549    3,024    2,364    2,468    2,651
   Service Charges on
    Deposit Accounts           996      985      869      964      917
   Trust Fees                  592      634      608      604      617
   Commission Income           208      246      219      229      210
   Gain on Sale of Loans       189      175      198      147      231
   Realized Gains on
    Trading and Available
    for Sale Securities        210      439      140        5        2
   Unrealized Gains (Losses)
    on Trading Securities
    Associated with
    Directors' Deferred
    Comp Plan                 (222)     (50)    (217)    (154)      55
   Other Operating Income      576      595      547      673      619
 Total Noninterest Expense   5,069    5,371    5,391    4,984    5,283
   Salaries & Wages          2,175    2,204    2,204    2,189    2,178
   Commissions, Options &
    Incentive Compensation     326      402      364      277      427
   Employee Benefits           517      535      681      393      481
   Premises & Equipment        844      830      873      765      799
   Advertising                 187      179      220      131      149
   Legal Fees                  121      102      185      208       85
   Appreciation
    (Depreciation) in
    Directors' Deferred
    Compensation Plan         (203)     (23)    (164)     (23)      78
   Other Operating Expenses  1,102    1,142    1,028    1,043    1,086
 Income Before Income Tax      660    2,359    1,969    2,085    2,727
 Income Tax Expense            (75)     499      376      479      729
 Net Income After Tax &
  Before Extraordinary
  Items                        735    1,860    1,593    1,606    1,998
 Extraordinary Items            --       --       --       --       --
 Net Income                $   735  $ 1,860  $ 1,593  $ 1,606  $ 1,998

 Basic Earnings Per Share  $ 0.118  $ 0.299  $ 0.256  $ 0.259  $ 0.321
 Diluted Earnings Per
  Share                    $ 0.118  $ 0.299  $ 0.256  $ 0.258  $ 0.319

                                                        Years Ended
                                                  --------------------
         INCOME STATEMENT                         Dec 2007    Dec 2006
                                                  --------------------
 Interest Income                                   $48,474    $ 44,643
 Interest Expense                                   25,435      21,978
 Net Interest Income                                23,039      22,665
 Loan Loss Provision                                 2,035       1,200
 Total Noninterest Income                           10,251       9,492
   Service Charges on Deposit Accounts               3,680       3,614
   Trust Fees                                        2,243       1,701
   Commission Income                                   910         785
   Gain on Sale of Loans                               817       1,045
   Realized Gains on Trading and Available
    for Sale Securities                                 49         115
   Unrealized Gains (Losses) on Trading Securities
     Associated with Directors' Deferred Comp Plan      17          74
   Other Operating Income                            2,535       2,158
 Total Noninterest Expense                          20,626      20,098
   Salaries & Wages                                  8,621       8,077
   Commissions, Options & Incentive Compensation     1,737       1,862
   Employee Benefits                                 1,774       2,055
   Premises & Equipment                              3,100       3,151
   Advertising                                         667         712
   Legal Fees                                          566         307
   Appreciation (Depreciation) in Directors'
    Deferred Compensation Plan                         267         301
   Other Operating Expenses                          3,894       3,633
 Income Before Income Tax                           10,629      10,859
 Income Tax Expense                                  2,823       3,273
 Net Income After Tax & Before Extraordinary Items   7,806       7,586
 Extraordinary Items                                    --          --
 Net Income                                       $  7,806    $  7,586

 Basic Earnings Per Share                         $  1.240    $  1.154
 Diluted Earnings Per Share                       $  1.235    $  1.150

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                                      Quarters Ended
                      ------------------------------------------------
     ASSET QUALITY    Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      --------  --------  --------  --------  --------
 Net Charge-Offs
  (Recoveries)        $  1,151  $    575  $    261  $    643  $    686
 OREO Expenses               4        22        82        10        46
                      ========  ========  ========  ========  ========
   Total Credit
    Charges           $  1,155  $    597  $    343  $    653  $    732

 Nonperforming Loans  $ 14,000  $ 15,906  $  6,944  $  6,938  $  4,821
 OREO                      438       493       848       841       141
                      ========  ========  ========  ========  ========
   Nonperforming
    Assets              14,438    16,399     7,792     7,779     4,962
 90 Day Past Due Loans
  Net of Nonperforming
  Loans                    127        73       563       435       197
                      ========  ========  ========  ========  ========
   Nonperforming
    Assets + 90 Day
    Past Due          $ 14,565  $ 16,472  $  8,355  $  8,214  $  5,159

    RATIO ANALYSIS -
    CREDIT QUALITY *

 NCO/Loans                0.75%     0.38%     0.18%     0.44%     0.49%
 Credit Charges/Loans
  & OREO                  0.75%     0.40%     0.24%     0.45%     0.52%
 Nonperforming
  Loans/Loans             2.27%     2.64%     1.19%     1.19%     0.85%
 Nonperforming
  Assets/Loans & OREO     2.34%     2.72%     1.34%     1.33%     0.88%
 Nonperforming
  Assets/Assets           1.76%     2.11%     1.00%     1.00%     0.66%
 Nonperforming Assets
  + 90 Day PD/Assets      1.78%     2.12%     1.08%     1.06%     0.68%
 Reserve/Nonperforming
  Loans                  67.12%    48.71%   104.74%    95.91%   127.50%
 Reserve/Total Loans      1.52%     1.29%     1.25%     1.14%     1.09%
 Equity & Reserves/
  Nonperforming Assets  450.82%   388.93%   814.03%   785.53%  1190.43%
 OREO/Nonperforming
  Assets                  3.03%     3.01%    10.88%    10.81%     2.84%

    RATIO ANALYSIS -
    CAPITAL ADEQUACY *

 Equity/Assets            6.80%     7.20%     7.23%     7.00%     7.01%
 Equity/Loans             9.04%     9.30%     9.65%     9.31%     9.37%

    RATIO ANALYSIS -
    PROFITABILITY

 Return on Average
  Assets                  0.37%     0.96%     0.82%     0.83%     1.05%
 Return on Average
  Equity                  5.20%    13.26%    11.62%    11.89%    15.27%
 Net Interest Margin
  (Tax-Equivalent) (1)    3.31%     3.31%     3.36%     3.29%     3.31%

                                                      Years Ended
                                                 ---------------------
        ASSET QUALITY                            Dec 2007     Dec 2006
                                                 --------     --------
 Net Charge-Offs (Recoveries)                    $  1,525     $    641
 OREO Expenses                                         67           24
                                                 ========     ========
   Total Credit Charges                          $  1,592     $    665

 Nonperforming Loans                             $  6,938     $  1,712
 OREO                                                 841          141
                                                 ========     ========
   Nonperforming Assets                             7,779        1,853
 90 Day Past Due Loans Net of Nonperforming Loans     435          644
                                                 ========     ========
     Nonperforming Assets + 90 Day Past Due      $  8,214     $  2,497

          RATIO ANALYSIS - CREDIT QUALITY *

 NCO/Loans                                           0.26%        0.11%
 Credit Charges/Loans & OREO                         0.27%        0.12%
 Nonperforming Loans/Loans                           1.19%        0.31%
 Nonperforming Assets/Loans & OREO                   1.33%        0.33%
 Nonperforming Assets/Assets                         1.00%        0.25%
 Nonperforming Assets + 90 Day PD/Assets             1.06%        0.33%
 Reserve/Nonperforming Loans                        95.91%      358.88%
 Reserve/Total Loans                                 1.14%        1.10%
 Equity & Reserves/Nonperforming Assets            785.53%     3219.05%
 OREO/Nonperforming Assets                          10.81%        7.61%

         RATIO ANALYSIS - CAPITAL ADEQUACY *

 Equity/Assets                                       7.00%        7.15%
 Equity/Loans                                        9.31%        9.56%

           RATIO ANALYSIS - PROFITABILITY

 Return on Average Assets                            1.04%        1.04%
 Return on Average Equity                           14.79%       14.59%
 Net Interest Margin (Tax-Equivalent) (1)            3.37%        3.42%

  *  Based on period end numbers

  (1) Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.
      Reclassification of amounts from prior periods were made to conform to the September 2007 presentation.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
  Margin on a Tax-Equivalent Basis
 (dollar amounts in thousands except per share data)

                                       Quarters Ended
                      ------------------------------------------------
                      Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      --------  --------  --------  --------  --------
 Net Interest
  Income              $  5,980  $  5,756  $  5,876  $  5,751  $  5,704
 Tax Equivalent
  Adjustment               166       189       195       180       176
                      ========  ========  ========  ========  ========
 Net Interest Income
  - Tax Equivalent    $  6,146  $  5,945  $  6,071  $  5,931  $  5,880

 Average Earning
  Assets              $738,927  $723,441  $725,793  $714,737  $703,681

 Net Interest Margin      3.22%     3.20%     3.26%     3.19%     3.22%

 Net Interest Margin
  - Tax Equivalent        3.31%     3.31%     3.36%     3.29%     3.31%

                                                        Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    --------  --------
 Net Interest Income                                $ 23,039  $ 22,665
 Tax Equivalent Adjustment                               696       632
                                                    ========  ========
 Net Interest Income - Tax Equivalent               $ 23,735    23,297

 Average Earning Assets                             $703,675  $681,999

 Net Interest Margin                                    3.27%     3.32%

 Net Interest Margin - Tax Equivalent                   3.37%     3.42%

                                        Year-to-Date
                      ------------------------------------------------
                      Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      --------  --------  --------  --------  --------
 Interest Income      $ 17,611  $ 11,632  $  5,876  $ 23,039  $ 17,288
 Tax Equivalent
  Adjustment               550       383       195       696       515
                      ========  ========  ========  ========  ========
 Net Interest Income
  - Tax Equivalent    $ 18,161  $ 12,015  $  6,071  $ 23,735  $ 17,803

 Average Earning
  Assets              $729,425  $724,617  $725,793  $703,675  $699,948

 Net Interest Margin      3.23%     3.23%     3.26%     3.27%     3.30%

 Net Interest Margin
  - Tax Equivalent        3.33%     3.33%     3.36%     3.37%     3.40%

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)

                                         Quarters Ended
                      ------------------------------------------------

                      Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      ------------------------------------------------
 Interest and
  Dividend Income      $    22   $    23   $    32   $    38   $    25
 Realized and
  Unrealized Gains
  (Losses)                (222)      (48)     (204)     (148)       57
 Other Income               --         6        12        91        --
  Total Income
   From Plan:             (200)      (19)     (160)      (19)       82

 Change in Deferred
  Compensation
  Liability               (203)      (23)     (164)      (23)       78
 Trustee Fees                3         4         4         4         4
  Total Expense
   of Plan:               (200)      (19)     (160)      (19)       82

   Net Impact of Plan: $    --   $    --   $    --   $    --   $    --

                                                       Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Interest and Dividend Income                        $   117   $   107
 Realized and Unrealized Gains (Losses)                   66       129
 Other Income                                             99        78
   Total Income From Plan:                               282       314

 Change in Deferred Compensation Liability               267       301
 Trustee Fees                                             15        13
   Total Expense of Plan:                                282       314

    Net Impact of Plan:                              $    --   $    --

 Reconciliation of GAAP Noninterest Income & Expense to
  Noninterest Income & Expense Without the Financial Impact of the
  Deferred Compensation Plan (dollar amounts in thousands except per share data)

                                       Quarters Ended
                      ------------------------------------------------
                      Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      ------------------------------------------------
 Total Noninterest
  Income               $ 2,549   $ 3,024   $ 2,364   $ 2,468   $ 2,651
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income      (222)      (42)     (192)      (57)       57
   Adjusted Noninterest
    Income:              2,771     3,066     2,556     2,525     2,594

 Total Noninterest
  Expense                5,069     5,371     5,391     4,984     5,283
 Expense of Deferred
  Compensation Plan       (200)      (19)     (160)      (19)       82
   Adjusted Noninterest
    Expense:             5,269     5,390     5,551     5,003     5,201

                                                       Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Total Noninterest Income                            $10,251   $ 9,492
 Income of Deferred Comp Plan Incl. in
  Noninterest Income                                     165       207
    Adjusted Noninterest Income:                      10,086     9,285

 Total Noninterest Expense                            20,626    20,098
 Expense of Deferred Compensation Plan                   282       314
    Adjusted Noninterest Expense:                     20,344    19,784

                                        Year-to-Date
                      ------------------------------------------------
                      Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      ------------------------------------------------
 Total Noninterest
  Income               $ 7,937   $ 5,388   $ 2,364   $10,251   $ 7,783
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income      (456)     (234)     (192)      165       222
   Adjusted Noninterest
    Income:              8,393     5,622     2,556    10,086     7,561

 Total Noninterest
  Expense               15,830    10,762     5,391    20,626    15,642
 Expense of Deferred
  Compensation Plan       (380)     (179)     (160)      282       301
   Adjusted Noninterest
    Expense:            16,210    10,941     5,551    20,344    15,341

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                                        Quarters Ended
                      ------------------------------------------------
                      Sep 2008  Jun 2008  Mar 2008  Dec 2007  Sep 2007
                      ------------------------------------------------
 Total Average Loans  $609,184  $591,310  $582,255  $574,273  $560,590
  Average Commercial
   & Industrial         97,911    99,546    98,603   100,360   100,268
  Average Real Estate: 493,567   473,521   465,625   455,269   441,705
   Average Commercial
    & Residential      365,942   344,213   338,160   321,287   308,890
   Average
    Construction &
    Vacant Land        101,162   103,745   102,116   108,417   107,976
   Average Home
    Equity              26,463    25,563    25,349    25,565    24,839
  Average Installment
   Loans                17,706    18,243    18,027    18,644    18,617
 Average Federal
  Funds Sold             9,161     3,907    10,462     9,445    15,837
 Average Federal Home
  Loan Bank Stock        2,312     2,312     2,312     2,312     2,312

 Total Average
  Deposits            $652,031  $633,127  $643,686  $625,656  $618,615
  Average Noninterest
   Checking             81,425    79,062    75,673    74,875    80,001
  Average Interest
   Bearing Checking
   & NOW               129,898   126,399   132,683   137,218   124,280
  Average Regular
   Savings              17,733    18,153    17,937    17,790    17,854
  Average Money
   Market Savings      110,292   111,797   104,415    99,049   101,648
  Average CDs Less
   than $100,000       149,907   141,550   147,598   138,900   138,865
  Average CDs Greater
   than $100,000       147,051   139,725   149,277   141,244   141,530
  Average Other Time    15,725    16,441    16,103    16,580    14,437
 Average Federal
  Funds Purchased        2,892     5,906     3,511     2,281       387
 Average Securities
  Sold Under
  Repurchase
  Agreement             42,768    42,332    41,894    49,305    44,933
 Average FHLB
  Advances              21,215    18,005    16,050    18,304    19,350

                                                       Years Ended
                                                    ------------------
                                                    Dec 2007  Dec 2006
                                                    ------------------
 Total Average Loans                                $564,483  $549,464
  Average Commercial & Industrial                     99,884    97,043
  Average Real Estate:                               446,144   433,386
   Average Commercial & Residential                  316,578   323,019
   Average Construction & Vacant Land                104,088    83,895
   Average Home Equity                                25,478    26,472
  Average Installment Loans                           18,455    19,035
 Average Federal Funds Sold                           11,102     9,002
 Average Federal Home Loan Bank Stock                  2,312     2,467

 Total Average Deposits                             $611,907  $582,762
  Average Noninterest Checking                        77,725    77,647
  Average Interest Bearing Checking & NOW            129,887   129,142
  Average Regular Savings                             17,940    19,448
  Average Money Market Savings                       101,123    97,763
  Average CDs Less than $100,000                     134,851   119,652
  Average CDs Greater than $100,000                  135,882   127,377
  Average Other Time                                  14,499    11,733
 Average Federal Funds Purchased                       2,085     1,858
 Average Securities Sold Under Repurchase Agreement   49,884    54,644
 Average FHLB Advances                                19,120    27,451

CONTACT: Monroe Bancorp
         Mark D. Bradford, President and Chief Executive Officer
           (812) 331-3455
         Media Contact
         Ashley Fisher, Marketing Director
           (812) 353-7705
         (800) 319-2664
         Fax: (812) 331-3445
         www.monroebank.com